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                                                                    EXHIBIT 23.5



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-61506 of Northrop Grumman Corporation of our reports dated February 2, 2001, included in Newport News Shipbuilding Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.





/s/ Arthur Andersen LLP


Vienna, Virginia
December 13, 2001